UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
______________________________

FORM 8-K
______________________________

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of Earliest Event Reported): May 23, 2019
PBF ENERGY INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-35764	45-3763855
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)
_____________________________________________

One Sylvan Way, Second Floor
Parsippany, New Jersey 07054
(Address of the Principal Executive Offices) (Zip Code)

(973) 455-7500
(Registrant’s Telephone Number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

_____________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of The Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $.001	PBF	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12-b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter):

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07   Submission of Matters to a Vote of Security Holders.
The Annual Meeting of Stockholders of PBF Energy Inc. (“PBF Energy”) was held on May 23, 2019. At the Annual Meeting, the stockholders elected each of the following individuals to serve on PBF Energy’s Board of Directors until the 2020 Annual Meeting of Stockholders, or until his or her successor is duly elected and qualified, with the votes, rounded to the nearest whole share, cast as follows:

NAME	FOR	AGAINST	ABSTAIN	NON-VOTES
Thomas J. Nimbley	100,160,135	2,238,997	2,037,180	4,291,858
Spencer Abraham	86,899,421	17,486,295	50,596	4,291,858
Wayne Budd	100,807,069	3,578,597	50,646	4,291,858
S. Eugene Edwards	103,314,619	1,070,749	50,944	4,291,858
William Hantke	104,117,388	268,062	50,862	4,291,858
Edward Kosnik	104,117,420	267,712	51,180	4,291,858
Robert Lavinia	104,118,059	267,920	50,333	4,291,858
Kimberly Lubel	104,111,002	276,300	49,010	4,291,858
George Ogden	104,119,258	266,562	50,492	4,291,858
In addition, the following proposals were voted at PBF Energy’s Annual Meeting:
The ratification of the appointment of Deloitte & Touche LLP to serve as PBF Energy’s independent registered public accounting firm for 2019 was approved by the stockholders, with the votes, rounded to the nearest whole share, cast as follows:

FOR	AGAINST	ABSTAIN	NON-VOTES
107,708,200	944,205	75,765	—
With respect to the advisory vote regarding the compensation of PBF Energy’s Named Executive Officers, which vote is referred to as the “Say-on-Pay Vote”, the stockholders have approved the compensation of PBF Energy’s Named Executive Officers, with the votes, rounded to the nearest whole share, cast as follows:

FOR	AGAINST	ABSTAIN	NON-VOTES
97,701,309	6,661,590	73,413	4,291,858
With respect to the advisory vote regarding the frequency of the “Say-on-Pay Vote” regarding the compensation of PBF Energy’s Named Executive Officers, the stockholders have approved a frequency of every year, with the votes, rounded to the nearest whole share, cast as follows:

EVERY 1 YEAR	EVERY 2 YEARS	EVERY 3 YEARS	ABSTAIN	NON-VOTES
96,096,966	49,320	8,215,234	74,792	4,291,858

In accordance with the results of this vote, on May 23, 2019, PBF Energy’s Board of Directors determined that an advisory vote on executive compensation will be held once every year.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 24, 2019

PBF Energy Inc.
(Registrant)

By:	/s/ Trecia Canty
Name:	Trecia Canty
Title:	Senior Vice President, General Counsel